As Filed with the Securities and Exchange Commission on May 13, 1996.


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[ ]  Preliminary  proxy  statement
[X]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    JOHN HANCOCK LIMITED TERM GOVERNMENT FUND
                (Name of Registrant as Specified in Its Charter)

                    JOHN HANCOCK LIMITED TERM GOVERNMENT FUND
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  Fee paid previously with preliminary materials.

                        JOHN HANCOCK SPECIAL VALUE FUND
                    JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
                        JOHN HANCOCK SOVEREIGN BOND FUND
                           JOHN HANCOCK GLOBAL Rx FUND
                      JOHN HANCOCK GLOBAL MARKETPLACE FUND
                       JOHN HANCOCK STRATEGIC INCOME FUND



                                            May,  1996

Dear Fellow Shareholder:

As an investor in one of the funds noted above, you are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement.

You will notice that this proxy statement addresses several funds. This is part of our effort to minimize printing and administrative expenses for your Fund -- and, therefore, for you. However, if you invest in more than one John Hancock fund, you may receive other proxy statements. Be sure to review and vote on these as well.

ELECT YOUR FUND'S BOARD OF TRUSTEES

At the upcoming shareholder meeting, you will be asked to elect the Board of Trustees for your Fund. Your Trustees are responsible for protecting your interests as a shareholder of the Fund. Your proxy statement includes a list of nominees and a brief description of each individual's background.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                            Sincerely,

                                            /s/ Edward J. Boudreau, Jr.

                                            Edward J. Boudreau, Jr.
                                            Chairman and CEO

                         JOHN HANCOCK SPECIAL VALUE FUND
                    (a series of John Hancock Capital Series)

                       JOHN HANCOCK STRATEGIC INCOME FUND
                   (a series of John Hancock Strategic Series)

                      JOHN HANCOCK GLOBAL MARKETPLACE FUND
                           JOHN HANCOCK GLOBAL RX FUND
                   (each a series of John Hancock World Fund)

                    JOHN HANCOCK LIMITED TERM GOVERNMENT FUND

                        JOHN HANCOCK SOVEREIGN BOND FUND

                           (collectively, the "Funds")

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

A Special Meeting of Shareholders of each Fund will be held at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The telephone number of each Fund is 1-800-225-5291. The Special Meetings of the Funds are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following proposals:

1. To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.


2. To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

     YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record of each Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.

                                                 THOMAS H. DROHAN
                                                 Senior Vice President and
                                                 Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

P10PX 5/96

                         JOHN HANCOCK SPECIAL VALUE FUND
                    (a series of John Hancock Capital Series)

                       JOHN HANCOCK STRATEGIC INCOME FUND
                   (a series of John Hancock Strategic Series)

                      JOHN HANCOCK GLOBAL MARKETPLACE FUND
                           JOHN HANCOCK GLOBAL RX FUND
                   (each a series of John Hancock World Fund)

                    JOHN HANCOCK LIMITED TERM GOVERNMENT FUND

                        JOHN HANCOCK SOVEREIGN BOND FUND


                           (collectively, the "Funds")


                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of each of the investment companies (the "Trusts") on behalf of themselves or their respective series (the "Funds") set forth below.


The Trusts                         The Funds                               Voting Procedures
- ----------                         ---------                               -----------------
John Hancock Capital Series        John Hancock Special Value              All classes voting together as a
(the "Capital Series Trust")       Fund (the "Special Value Fund")         group

John Hancock Strategic Series      John Hancock Strategic Income           All classes voting together as a
(the "Strategic Series Trust")     Fund (the "Strategic Income Fund")      group

John Hancock World Fund            John Hancock Global Marketplace         Each series and all classes
(the "World Trust")                Fund (the "Marketplace Fund")           voting together as a group

                                   John Hancock Global Rx Fund
                                   (the "Rx Fund")


John Hancock Limited Term          John Hancock Limited Term               All classes voting together as a
Government Fund (the "Limited      Government Fund (the "Limited           group
Term Trust")                       Term Fund")


                                       1


John Hancock Sovereign Bond        John Hancock Sovereign Bond             All classes voting together as a
Fund (the "Sovereign Bond          Fund (the "Sovereign Bond               group
Trust")                            Fund")

For purposes of this Proxy Statement, the term "Funds" shall also include the Trusts where appropriate.

The proxies will be used at the special meeting of each Fund's shareholders to be held concurrently (collectively, the "Meeting") at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996.


Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Funds' transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to each Fund of between $3,000 and $5,000. Investor Services may engage an independent proxy solicitation firm, to assist it in soliciting proxies.


The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by each Fund. The mailing address of each Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This proxy statement and the proxy card are being mailed to shareholders of each Fund on or about May 17, 1996.


Each Fund will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Shareholders desiring to obtain a copy of their Fund's report(s) should direct all written requests to the attention of their Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund.

As of April 22, 1996, each Fund had the following number of shares of beneficial interest of each class outstanding:

                                        Class A Shares           Class B Shares
        Funds                             Outstanding              Outstanding
        -----                             -----------              -----------

Special Value Fund .................       1,257,630                1,781,562
Strategic Income Fund ..............      49,530,157               26,839,603
Marketplace Fund ...................         305,213                  221,984
Rx Fund ............................       1,437,961                1,074,483
Limited Term Fund ..................      21,808,136                1,214,343
Sovereign Bond Fund ................      97,962,068                7,380,364


Special Value Fund-Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, jacksonville, FL, 142,984.46 shares, 8.03%.

As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A and Class B shares of each Fund:

Marketplace Fund-Class A -- Prudential Securities Inc. FBO, Pan American Management Co., c/o Durling & Durling, Panama, 79,858.657 shares, 26.16%; John
Hancock Advisers, Inc. 101 Huntington Avenue, Boston, MA, 58,823.529 shares, 19.27%; Class B-Prudential Securities Inc., FBO County Employees Annuity, Chicago, IL, 35,361 shares, 15.93%; Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 25,034 shares, 11.28%.


Rx Fund-Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 140,871.099 shares, 13.11%.


Limited Term Fund-Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 190,366 shares, 15.68%.


Sovereign Bond Fund-Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 678,781 shares, 9.20%.


                         SUMMARY OF VOTING ON PROPOSALS

Although each Fund is participating separately in the Meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of Funds that are series of the same Trust will vote together. Each class of shares of each Fund will vote together with the other class of shares of that Fund. Voting by shareholders of one Fund or class will not affect voting by any other Fund or class.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

The Funds (also referred to herein as the "Panel A Funds") are currently governed by a Board of Trustees which, for purposes of this Proxy Statement, will be known as the Panel A Trustees. Other funds in the John Hancock fund complex (the "Panel C Funds") are governed by a different Board of Trustees (the "Panel C Trustees"). On March 5, 1996, the Panel A Trustees and the Panel C Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees"), voted to approve, and to recommend to the shareholders of their respective Funds that they approve, a proposal to consolidate the Panel A Trustees and the Panel C Trustees so that each Fund will be governed by the same Board of Trustees. The Panel A Trustees hereby recommend to shareholders of each of the Funds that they re-elect their current Trustees and elect the Panel C Trustees (collectively, the "Nominees").

Eight of the fifteen Nominees currently serve as Panel A Trustees and eight the fifteen Nominees currently serve as Panel C Trustees (Mr. Boudreau serves on both Panels). Information concerning the Nominees and other relevant factors is discussed below in this Proposal 1.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as each of the Fund's Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

Information Concerning Nominees

The following table sets forth each Nominee's principal occupation or employment during the past five years. The table also sets forth the Panel on which each Nominee currently serves and, with respect to Nominees currently serving as Panel A Trustees, the date he or she first became a Trustee of each Fund.



   Name, Age and                            Principal Occupation
   Position With                                or Employment                                 First Became
    Each Trust                             During Last Five Years                               A Trustee
    ----------                             ----------------------                               ---------
Edward J. Boudreau, Jr.*                Chairman and Chief Executive                    Special Value Fund: 1994
(age 51)                                Officer of the Adviser and The                  Strategic Income Fund: 1988
Chairman and Chief Executive            Berkeley Financial Group ("The                  Marketplace Fund: 1992
Officer, Panel A and C Funds;           Berkeley Group"); Chairman, John                Rx Fund: 1988
Nominee                                 Hancock Advisers International Ltd.             Limited Term Fund: 1988
                                        ("Advisers International"), NM                  Sovereign Bond Fund: 1988
                                        Capital Management, Inc. ("NM
                                        Capital"), John Hancock Funds,
                                        Investor Services, First Signature
                                        Bank and Trust Company and
                                        Sovereign Asset Management
                                        Corporation ("SAMCorp"); Director,
                                        John Hancock Capital Corp., John
                                        Hancock Freedom Securities Corp.
                                        and New England/Canada Business
                                        Council; Member, Investment Company
                                        Institute Board of Governors;
                                        Director, Asia Strategic Growth
                                        Fund, Inc.; Trustee, Museum of
                                        Science; Vice Chairman and
                                        President, the Adviser (until July
                                        1992); Chairman, John Hancock
                                        Distributors, Inc. (until April
                                        1994); Trustee or Director and
                                        Chairman of 61 funds managed by the
                                        Adviser.

Dennis S. Aronowitz                     Professor of Law, Boston University               Special Value Fund: 1994
(age 64)                                School of Law; Trustee, Brookline                 Strategic Income Fund: 1988
Panel A Trustee; Nominee                Savings Bank; Trustee or Director                 Marketplace Fund: 1992
                                        of 16 funds managed by the Adviser.               Rx Fund: 1986
                                                                                          Limited Term Fund: 1988
                                                                                          Sovereign Bond Fund: 1988


Richard P. Chapman, Jr.                 President, Brookline Savings Bank;                Special Value Fund: 1994
(age 61)                                Director, Federal Home Loan Bank of               Strategic Income Fund: 1986
Panel A Trustee; Nominee                Boston (lending); Director, Lumber                Marketplace Fund: 1992
                                        Insurance Companies (fire and                     Rx Fund: 1986
                                        casualty insurer); Trustee,                       Limited Term Fund: 1973
                                        Northeastern University; Director,                Sovereign Bond Fund: 1973
                                        Depositors Insurance Fund, Inc.
                                        (insurer); Trustee or Director of
                                        16 funds managed by the Adviser.


                                       5



   Name, Age and                            Principal Occupation
   Position With                                or Employment                                 First Became
    Each Trust                             During Last Five Years                               A Trustee
    ----------                             ----------------------                               ---------

William J. Cosgrove                     Vice President, Senior Banker and                 Special Value Fund: 1994
(age 63)                                Senior Credit Officer, Citibank,                  Strategic Income Fund: 1991
Panel A Trustee; Nominee                N.A. (retired September, 1991);                   Marketplace Fund: 1992
                                        Executive Vice President, Citadel                 Rx Fund: 1991
                                        Group Representative Inc.; EVP                    Limited Term Fund: 1991
                                        Resource Evaluation, Inc.                         Sovereign Bond Fund: 1991
                                        (consulting) (until October 1993);
                                        Trustee, the Hudson City Savings
                                        Bank (until October 1993); Trustee
                                        or Director of 16 funds managed by
                                        the Adviser.

Gail D. Fosler                          Vice President and Chief Economist,               Special Value Fund: 1994
(age 48)                                The Conference Board (nonprofit                   Strategic Income Fund: 1994
Panel A Trustee; Nominee                economic and business research);                  Marketplace Fund: 1994
                                        Trustee or Director of 16 funds                   Rx Fund: 1994
                                        managed by the Adviser.                           Limited Term Fund: 1994
                                                                                          Sovereign Bond Fund: 1994





Anne C. Hodsdon*                        President and Chief Operating                     Special Value Fund: 1996
(age 42)                                Officer, the Adviser and John                     Strategic Income Fund: 1996
President, Panel A and C Funds;         Hancock open-end funds; Director,                 Marketplace Fund: 1996
Panel A Trustee; Nominee                Advisers International, Executive                 Rx Fund: 1996
                                        Vice President, the Adviser (until                Limited Term Fund: 1996
                                        December 1994); Senior Vice                       Sovereign Bond Fund: 1996
                                        President, the Adviser (until
                                        December 1993); Vice President, the
                                        Adviser (until 1991); Trustee or
                                        Director of 56 funds managed by the
                                        Adviser.


                                       6


   Name, Age and                            Principal Occupation
   Position With                                or Employment                                 First Became
    Each Trust                             During Last Five Years                               A Trustee
    ----------                             ----------------------                               ---------

Richard S. Scipione*                    General Counsel, John Hancock                     Special Value Fund: 1994
(age 58)                                Mutual Life Insurance Company;                    Strategic Income Fund: 1986
Panel A Trustee; Nominee                Director, the Adviser, John Hancock               Marketplace Fund: 1992
                                        Funds, Investor Services, John                    Rx Fund: 1986
                                        Hancock Distributors, Inc., John                  Limited Term Fund: 1985
                                        Hancock Subsidiaries, Inc., John                  Sovereign Bond Fund: 1985
                                        Hancock Property and Casualty
                                        Insurance and its affiliates (until
                                        November 1993), SAMCorp and NM
                                        Capital; Trustee, The Berkeley
                                        Group; Director, JH Networking
                                        Insurance Agency, Inc.; Trustee or
                                        Director of 44 funds managed by the
                                        Adviser.

Edward J. Spellman                      Partner, KPMG Peat Marwick LLP                    Special Value Fund: 1994
(age 63)                                (retired June, 1990); Trustee or                  Strategic Income Fund: 1990
Panel A Trustee; Nominee                Director of 16 funds managed by the               Marketplace Fund: 1992
                                        Adviser.                                          Rx Fund: 1990
                                                                                          Limited Term Fund: 1990
                                                                                          Sovereign Bond Fund: 1990


Douglas M. Costle                       Director, Chairman of the Board and
(age 56)                                Distinguished Senior Fellow,
Panel C Trustee; Nominee                Institute for Sustainable
                                        Communities, Montpelier, Vermont
                                        (since 1991); Dean, Vermont Law
                                        School (until 1991); Director, Air
                                        and Water Technologies Corporation
                                        (environmental services and
                                        equipment), Niagara Mohawk Power
                                        Company (electric services) and
                                        Mitretek Systems (governmental
                                        consulting services); Trustee or
                                        Director of 12 funds managed by the
                                        Adviser.


                                       7


   Name, Age and                            Principal Occupation
   Position With                                or Employment                                 First Became
    Each Trust                             During Last Five Years                               A Trustee
    ----------                             ----------------------                               ---------

Leland O. Erdahl                        Director of Santa Fe Ingredients
(age 67)                                Company of California, Inc. and
Panel C Trustee; Nominee                Santa Fe Ingredients Company, Inc.
                                        (private food processing
                                        companies); Director of Uranium
                                        Resources, Inc.; President of
                                        Stolar, Inc. (from 1987 to 1991)
                                        and President of Albuquerque
                                        Uranium Corporation (from 1985 to
                                        1992); Director of Freeport-McMoRan
                                        Copper & Gold Company Inc., Hecla
                                        Mining Company, Canyon Resources
                                        Corporation and Original Sixteen to
                                        One Mine, Inc. (from 1984 to 1987
                                        and from 1991 to 1995) (management
                                        consultant); Trustee or Director of
                                        12 funds managed by the Adviser.

Richard A. Farrell                      President of Farrell, Healer & Co.,
(age 63)                                (venture capital management firm)
Panel C Trustee; Nominee                (since 1980); Prior to 1980, headed
                                        the venture capital group at Bank
                                        of Boston Corporation; Trustee or
                                        Director of 12 funds managed by the
                                        Adviser.

William F. Glavin                       President, Babson College; Vice
(age 65)                                Chairman, Xerox Corporation (until
Panel C Trustee; Nominee                June 1989); Director, Caldor Inc.,
                                        Reebok, Ltd. (since 1994), and
                                        Inco. Ltd; Trustee or Director of
                                        12 funds managed by the Adviser.

Dr. John A. Moore                       President and Chief Executive
(age 57)                                Officer, Institute for Evaluating
Panel C Trustee; Nominee                Health Risks (nonprofit
                                        institution) (since September
                                        1989); Trustee or Director of 12
                                        funds managed by the Adviser.

                                       8


   Name, Age and                            Principal Occupation
   Position With                                or Employment                                 First Became
    Each Trust                             During Last Five Years                               A Trustee
    ----------                             ----------------------                               ---------

Patti McGill Peterson                   President, St. Lawrence University;
(age 52)                                Director, Niagara Mohawk Power
Panel C Trustee; Nominee                Corporation (electric utility) and
                                        Director, Security Mutual Life
                                        (insurance); Trustee or Director of
                                        12 funds managed by the Adviser.

John W. Pratt                           Professor of Business
(age 64)                                Administration at Harvard
Panel C Trustee; Nominee                University Graduate School of
                                        Business Administration (since
                                        1961); Trustee or Director of 12
                                        funds managed by the Adviser.

- ----------
* "Interested person," as defined in the 1940 Act, of the Funds or the Adviser.

The number of shares of beneficial interest of each class of the Funds beneficially owned by each of the Nominees, directly or indirectly, as of April 22, 1996, is as follows:


                            Special Value        Strategic Income       Marketplace
                                Fund                   Fund                Fund
                           Class A  Class B     Class A  Class B     Class A  Class B
                           -------  -------     -------  -------     -------  -------

Edward J. Boudreau, Jr.      739                  574                 1,132
Dennis S. Aronowitz          115                  201                   114
Richard P. Chapman, Jr.      182                  271                   138
William J. Cosgrove           91                  167                    92
Gail D. Fosler               120                  161                    70
Anne C. Hodsdon               92                  695                   210
Richard S. Scipione           --                   --                    --
Edward J. Spellman           352                  427                   229
Douglas M. Costle             --                   --                    --
Leland O. Erdahl             194                  275                   441
Richard A. Farrell            93                  136                    73
William F. Glavin             --                   --                    --
Dr. John A. Moore             94                   --                    --
Patti McGill Peterson        144                  322                   115
John W. Pratt                 --                   --                   383


                                  RX              Limited Term        Sovereign Bond
                                 Fund                 Fund                 Fund
                           Class A  Class B     Class A  Class B     Class A  Class B
                           -------  -------     -------  -------     -------  -------

Edward J. Boudreau, Jr.      107                  500                 2,447
Dennis S. Aronowitz          354                  148                 1,049
Richard P. Chapman, Jr.       75                3,648                   128
William J. Cosgrove           73                  126                    68
Gail D. Fosler                58                  128                    78
Anne C. Hodsdon              115                3,188                     5
Richard S. Scipione           --                   --                    --
Edward J. Spellman           238                  287                   177
Douglas M. Costle             --                   --                    --
Leland O. Erdahl             228                  232                   126
Richard A. Farrell            38                  116                    66
William F. Glavin             --                   --                    --
Dr. John A. Moore            192                   --                    68
Patti McGill Peterson         59                  117                   156
John W. Pratt                 --                   --                   230


The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Funds by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

None of the Nominees beneficially owned individually, and the Nominees and executive officers of each Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of any of the Funds as of April 22, 1996.

The Board of Trustees of each Fund held four meetings during the last completed fiscal year of each Fund. With respect to each Fund, no Trustee with the exception of Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of each Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served. Mr. Bayard Henry retired effective from his position as a Trustee of the Funds April 26, 1996.


Each Fund has an Audit Committee of the Trustees. The Committee members for each Fund are: Messrs. Aronowitz, Chapman, Cosgrove and Spellman and Ms.

Fosler. Each of the members of each Audit Committee is an Independent Trustee. The Audit Committee of each Fund held two meetings during the last completed fiscal year of each Fund.

The functions performed by the Audit Committee of each Fund are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning each of the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by each Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and each Fund's officers and Trustees.

Each Fund has a Special Nominating Committee of the Trustees known as the Administration Committee (the "Committee"). The Committee members for each Fund are Messrs. Aronowitz, Chapman, Cosgrove and Spellman and Ms. Fosler. All of the members of each of the Committees are Independent Trustees. Each Fund's Committee held four meetings during the last completed fiscal year of each Fund.

Included among the functions of the Committee of each Fund is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. Each Committee also coordinates with Trustees who are interested persons in the selection of Fund officers. Each Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

Executive Officers

The table below lists the executive officers of each Fund except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon). Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."


Name, Age and Position                  Principal Occupation During
With Each Trust                         The Past Five Years                               First Became an Officer
- ---------------                         -------------------                               -----------------------
Robert G. Freedman                      Vice Chairman and Chief Investment                Special Value Fund: 1994
(age 57)                                Officer, the Adviser and each of                  Strategic Income Fund: 1987
Vice Chairman and Chief                 the John Hancock funds; President,                Marketplace Fund: 1992
Investment Officer                      the Adviser (until December 1994);                Rx Fund: 1987
                                        Director, the Adviser, Advisers                   Limited Term Fund: 1987
                                        International, John Hancock Funds,                Sovereign Bond Fund: 1987
                                        Investor Services, SAMCorp and NM
                                        Capital; Senior Vice President, The
                                        Berkeley Group.

James B. Little                         Senior Vice President, the Adviser,               Special Value Fund: 1994
(age 61)                                The Berkeley Group, John Hancock                  Strategic Income Fund: 1986
Senior Vice President                   Funds, and Investor Services;                     Marketplace Fund: 1992
and Chief Financial Officer             Senior Vice President and Chief                   Rx Fund: 1987
                                        Financial Officer, each of the John               Limited Term Fund: 1986
                                        Hancock funds.                                    Sovereign Bond Fund: 1986

                                        Senior Vice President and
Thomas H. Drohan                        Secretary, the Adviser, The                       Special Value Fund: 1994
(age 59)                                Berkeley Group and each of the John               Strategic Income Fund: 1986
Senior Vice President                   Hancock funds; Senior Vice                        Marketplace Fund: 1992
and Secretary                           President, Investor Services, John                Rx Fund: 1987
                                        Hancock Funds and John Hancock                    Limited Term Fund: 1978
                                        Distributors (until 1994);                        Sovereign Bond Fund: 1978
                                        Director, Advisers International;
                                        Secretary, NM Capital.

John A. Morin                           Vice President, the Adviser,                      Special Value Fund: 1994
(age 45)                                Investor Services, John Hancock                   Strategic Income Fund: 1991
Vice President                          Funds and each of the John Hancock                Marketplace Fund: 1992
                                        funds; Compliance Officer, certain                Rx Fund: 1991
                                        John Hancock funds; Counsel, John                 Limited Term Fund: 1991
                                        Hancock Mutual Life Insurance                     Sovereign Bond Fund: 1991
                                        Company; Vice President and
                                        Assistant Secretary, The Berkeley
                                        Group.

                                       12



Name, Age and Position                  Principal Occupation During
With Each Trust                         The Past Five Years                               First Became an Officer
- ---------------                         -------------------                               -----------------------

Susan S. Newton                         Vice President and Assistant                       Special Value Fund: 1994
(age 46)                                Secretary, the Adviser; Vice                       Strategic Income Fund: 1989
Vice President,                         President, Assistant Secretary and                 Marketplace Fund: 1992
Assistant Secretary                     Compliance Officer, certain John                   Rx Fund: 1987
and Compliance Officer                  Hancock funds; Vice President and                  Limited Term Fund: 1984
                                        Secretary, John Hancock Funds,                     Sovereign Bond Fund: 1984
                                        Investor Services and John Hancock
                                        Distributors (until 1994);
                                        Secretary, SAMCorp; Vice President,
                                        The Berkeley Group.

James J. Stokowski                      Vice President, the Adviser; Vice                 Special Value Fund: 1994
(age 49)                                President and Treasurer, each of                  Strategic Income Fund: 1987
Vice President and Treasurer            the John Hancock funds.                           Marketplace Fund: 1992
                                                                                          Rx Fund: 1991
                                                                                          Limited Term Fund: 1986
                                                                                          Sovereign Bond Fund: 1986


Remuneration of Officers and Trustees

The following tables provide information regarding the compensation paid by each Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the last fiscal year of each Fund. Mr. Boudreau, Ms. Hodsdon, Mr. Scipione and each officer of the Funds are interested persons of the Adviser who are compensated by the Adviser or affiliates and receive no compensation from the Funds.


                      Aggregate Compensation From Each Fund
                       For Each Fund's Last Fiscal Year

                                                                                                            Total
                                                                                                         Compensation*
                                                                                                          From Each
                                                                                                        Fund and Other
                          Special   Strategic     Market-              Limited   Sovereign     Funds in the
                           Value     Income        place       Rx        Term       Bond       John Hancock
                           Fund       Fund         Fund       Fund       Fund       Fund       Fund Complex
                           ----       ----         ----       ----       ----       ----       ------------

Independent Trustee
- -------------------
Dennis S. Aronowitz         $154      $ 6,850      $ 0      $  357      $ 3,256    $ 20,323       $ 61,050

Richard P. Chapman, Jr.+    $158      $ 7,060      $ 6      $  367      $ 3,368    $ 20,994         62,800

William J. Cosgrove+        $154      $ 6,850      $ 6      $  357      $ 3,256    $ 20,323         61,050

Gail D. Fosler              $154      $ 6,850      $ 0      $  357      $ 3,256    $ 20,323         60,800

Bayard Henry**              $144      $ 7,060      $ 0      $  341      $ 3,155    $ 19,605         58,850

Edward J. Spellman          $154      $ 6,850      $ 0      $  357      $ 3,256    $ 20,323         61,050

Total                       $918      $41,520      $12      $2,136      $19,547    $121,891        $365,600



- ----------
* Total compensation from each Fund and other John Hancock funds is as of December 31, 1995. As of such date there were sixty-one funds in the John Hancock fund complex, of which each of the Independent Trustees served 16.
**   Mr. Henry retired from his position as Trustee effective April 26, 1996.
+ As of December 31, 1995 the value of the aggregate accrued deferred compensastion amount from all funds in teh John Hancock fund complex for Mr. Chapman was $54,681 and for Mr. Cosgrove was $54,243 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

Under the Plan, the Independent Trustees may elect to defer the receipt of all or a portion of their Trustees' fees payable by each fund in the John Hancock fund complex. The value of an Independent Trustee's Plan account is determined by a hypothetical investment of the deferred Trustees' fees in certain John hancock funds selected by the Independent Trustee from alist of designated funds. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from the fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received an invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:


       Shares Assuming Hypothetical Investment of Deferred Trustees' Fees

                               Growth    International  Special Value    Sovereign Bond    Sovereign Investors
Independent Trustee             Fund          Fund         Fund             Fund                 Fund
- -------------------            ------        ------        ------            ------            ------
Dennis S. Aronowitz              --            --            --                --                 --
Richard P. Chapman, Jr.         1,192         2,490         1,041              --                 --
William J. Cosgrove              --            --             995               675              1,875
Gail D. Fosler                   --            --            --                --                 --
Bayard Henry                     --            --            --                --                 --
Edward S. Spellman               --            --            --                --                 --

Trustees' Recommendation


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.

Required Vote

Because your Fund is part of an overriding Trust, your vote will be counted on a Trust-wide basis. Shareholders of each Fund which is a series of a Trust vote together with each other Fund that is a series of the same Trust on the election of Trustees for their Trust. Shareholders of Funds which are series of different Trusts vote separately. Election of each Nominee of a Trust requires a plurality of votes of the shareholders of the entire Trust present at meetings of the shareholders, provided that there is a quorum.


                                  OTHER MATTERS

The Funds' management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Funds' management will be glad to hear from them and to provide further information.

                        PROXIES AND VOTING AT THE MEETING

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby for the Nominees in Proposal 1, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of any of the Funds held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all such accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for any Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Fund's Meeting to a later date. In the event that a quorum is present but sufficient votes by a Fund's shareholders for the Nominees in Proposal 1 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the Nominees for such an adjournment, and will vote those proxies required to be voted against the Nominees against any adjournment. A shareholder vote for a Fund may be taken on Proposal 1 prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shares of beneficial interest of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposal presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to each Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to the Proposal, but will not be counted as a vote in favor of the Proposal. Accordingly, an abstention from voting on the Proposal has the same effect as a vote against the Proposal.

     If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected as a Trustee pursuant to Proposal 1.

In addition to the solicitation of proxies by mail or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the  Fund or by  personnel  of the  Adviser,  John  Hancock  Funds  or  Investor
Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. None of the Funds has sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Boston, Massachusetts
May 17, 1996

               JOHN HANCOCK SPECIAL VALUE FUND
               JOHN HANCOCK STRATEGIC INCOME FUND
               JOHN HANCOCK GLOBAL MARKETPLACE FUND
               JOHN HANCOCK GLOBAL RX FUND
               JOHN HANCOCK LIMITED TERM GOVERNMENT FUND
               JOHN HANCOCK SOVEREIGN BOND FUND

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

           Please fold and detach card at perforation before mailing


                         JOHN HANCOCK SPECIAL VALUE FUND
                       JOHN HANCOCK STRATEGIC INCOME FUND
                      JOHN HANCOCK GLOBAL MARKETPLACE FUND
                           JOHN HANCOCK GLOBAL RX FUND
                    JOHN HANCOCK LIMITED TERM GOVERNMENT FUND
                        JOHN HANCOCK SOVEREIGN BOND FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                 PLEASE SIGN, DATE AND RETURN
                                                 PROMPTLY IN ENCLOSED ENVELOPE



                                                 Date __________________, 1996

                                                 NOTE: Signature(s) should
                                                 agree with name(s) printed
                                                 herein. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your
                                                 full title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 president or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership
                                                 name by authorized person.


                                                 -----------------------
                                                        Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

           Please fold and detach card at perforation before mailing

THIS PROXY SHALL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

(1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.


           Dennis S. Aronowitz                        William F. Glavin
           Edward J. Boudreau, Jr.                    Anne C. Hodsdon
           Richard P. Chapman, Jr.                    Dr. John A. Moore
           William J. Cosgrove                        Patti McGill Peterson
           Douglas M. Costle                          John W. Pratt
           Leland O. Erdahl                           Richard S. Scipione
           Richard A. Farrell                         Edward J. Spellman
           Gail D. Fosler


 --
|__| FOR all nominees listed (except as marked to the contrary below)


 --
|__| WITHHOLD AUTHORITY to vote for all nominees listed below


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.